                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder Gateway
Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                 TITLE                                                         DATE
---------                                 -----                                                         ----
                                          Chairman of the Board                                       4/3/2013
-----------------------------
Allan Levine

 /s/ Manda J. D'Agata                     Director, Vice President and Treasurer                      4/3/2013
-----------------------------
Manda J. D'Agata

                                          Director                                                    4/3/2013
-----------------------------
Kathleen M. Redgate

                                          Director and Vice Chairman                                  4/3/2013
-----------------------------
Michael S. Rotter

                                          Director, President and Chief Executive Officer             4/3/2013
-----------------------------
Nicholas Helmuth von Moltke

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder Gateway
Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                 TITLE                                                         DATE
---------                                 -----                                                         ----

                                          Chairman of the Board                                       4/3/2013
---------------------------------
Allan Levine

                                          Director, Vice President and Treasurer                      4/3/2013
---------------------------------
Manda J. D'Agata

                                          Director                                                    4/3/2013
---------------------------------
Kathleen M. Redgate

                                          Director and Vice Chairman                                  4/3/2013
---------------------------------
Michael S. Rotter

 /s/ Nicholas Helmuth von Moltke          Director, President and Chief Executive Officer             4/3/2013
---------------------------------
Nicholas Helmuth von Moltke

                                   POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite),
333-81019/811-7767 (Scudder Gateway Plus), 33-39702/811-6293 (Exec Annuity
Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024
(Advantage IV), 333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                             TITLE                                             DATE
---------                             -----                                             ----
 /s/ Allan Levine                     Chairman of the Board                             4/3/2013
---------------------------
Allan Levine

                                      Director, Vice President and Treasurer            4/3/2013
---------------------------
Manda J. D'Agata

                                      Director                                          4/3/2013
---------------------------
Kathleen M. Redgate


                                      Director and Vice Chairman                        4/3/2013
---------------------------
Michael S. Rotter


                                      Director, President and Chief Executive Officer   4/3/2013
---------------------------
Nicholas Helmuth von Moltke

                                   POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite),
333-81019/811-7767 (Scudder Gateway Plus), 33-39702/811-6293 (Exec Annuity
Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024
(Advantage IV), 333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                             TITLE                                             DATE
---------                             -----                                             ----
                                      Chairman of the Board                             4/3/2013
---------------------------
Allan Levine

                                      Director, Vice President and Treasurer            4/3/2013
---------------------------
Manda J. D'Agata

 /s/ Kathleen M. Redgate              Director                                          4/3/2013
---------------------------
Kathleen M. Redgate


                                      Director and Vice Chairman                        4/3/2013
---------------------------
Michael S. Rotter


                                      Director, President and Chief Executive Officer   4/3/2013
---------------------------
Nicholas Helmuth von Moltke

                            POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite),
333-81019/811-7767 (Scudder Gateway Plus), 33-39702/811-6293 (Exec Annuity
Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024
(Advantage IV), 333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


SIGNATURE                             TITLE                                             DATE
---------                             -----                                             ----
                                      Chairman of the Board                             4/3/2013
---------------------------
Allan Levine

                                      Director, Vice President and Treasurer            4/3/2013
---------------------------
Manda J. D'Agata

                                      Director                                          4/3/2013
---------------------------
Kathleen M. Redgate


 /s/ Michael S. Rotter                Director and Vice Chairman                        4/3/2013
---------------------------
Michael S. Rotter


                                      Director, President and Chief Executive Officer   4/3/2013
---------------------------
Nicholas Helmuth von Moltke